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                                 FIRST AMENDMENT
                                       TO
                    REVOLVING CREDIT AGREEMENT (UNGUARANTEED)
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      First Amendment dated as of March 10, 1999 to Revolving Credit Agreement
(the "First Amendment"), by and among APPNET SYSTEMS, INC., a Delaware corporation (the "Borrower"), BANKBOSTON, N.A. and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit Agreement dated as of January 8, 1999 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks, BankBoston, N.A. as agent for the Banks (the "Agent") and Antares Capital Corporation as co-agent for the Banks. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

      WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      ss.1. Amendment to Section 1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

            IPO. The initial underwritten public offering of the common stock of the Borrower registered under the Securities Act of 1933.

      ss.2. Amendment to Section 2 of the Credit Agreement. Section 2.4 of the Credit Agreement is hereby amended by deleting the first sentence of ss.2.4 in its entirety and substituting in place thereof the following: "The Revolving Credit Loans shall be evidenced by separate amended and restated promissory notes of the Borrower in substantially the form of Exhibit A hereto (each a "Revolving Credit Note"), dated as of March 5, 1999 and completed with appropriate insertions."

      ss.3. Amendment to Section 9 of the Credit Agreement. Section 9.5.1 of the Credit Agreement is hereby amended by deleting ss.9.5.1 in its entirety and restating it as follows:

            9.5.1. Mergers and Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition except (a) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower; (b) or the merger or consolidation of two or more Subsidiaries of the Borrower; (c) the acquisition by the Borrower or any of its Subsidiaries of all or substantially all of the assets or stock of Salzinger &

      Company, Inc., Internet Outfitters, Inc., and Dimension Enterprises, Inc. so long as (i) the financial information provided to the Banks by the Borrower on or prior to March 3, 1999 as to (1) the Person to be acquired, and (2) the financial condition of the Borrower and its Subsidiaries after giving effect to each such acquisition, remains true and correct at the time of consummating each such acquisition; and (ii) the Borrower has complied with all the conditions set forth in this ss.9.5.1 (d)(ii)-(ix); and (d) other asset or stock acquisitions of Persons in the same or a similar line of business as the Borrower (a "Permitted Acquisition") where
      (i) the Borrower has provided the Agent with five (5) Business Days prior written notice of such Permitted Acquisition, which notice shall include a reasonably detailed description of such Permitted Acquisition, and the Majority Banks have consented in writing, in advance, to the Borrower or the Subsidiary, as the case may be, consummating such acquisition; (ii) the Borrower has provided the Agent with all documents, instruments and agreements to be entered into in connection with the Permitted Acquisition, which documents, instruments and agreements shall be in form and substance satisfactory to the Agent; (iii) the business to be acquired would not subject the Agent or any of the Banks to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Credit Agreement and the other Loan Documents; (iv) the business and assets so acquired in such Permitted Acquisition shall be acquired by the Borrower free and clear of all liens (other than Permitted Liens) and all Indebtedness (other than Indebtedness expressly permitted pursuant to ss.9.1 hereof); (v) the Borrower has taken or caused to be taken all necessary actions to grant to the Agent a first priority perfected lien in all assets and stock to be acquired in connection with such Permitted Acquisition; (vi) the Borrower has demonstrated to the satisfaction of the Agent, based on a pro forma Compliance Certificate, compliance with ss.10 hereof on a Pro Forma Basis both immediately prior to and after giving effect to such Permitted Acquisition; (vii) the Borrower is the survivor of any such Permitted Acquisition; (viii) no more than seventy five percent (75%) of the total consideration for any Permitted Acquisition shall be financed with Indebtedness; and (ix) the Borrower has delivered to the Agent a certificate of the chief financial officer of the Borrower to the effect that (1) the Borrower will be solvent on a going concern basis upon the consummation of the Permitted Acquisition; (2) the pro forma Compliance Certificate fairly presents the financial condition of the Borrower and its Subsidiaries as of the date thereof and after giving effect to such Permitted Acquisition and (3) no Default or Event of Default then exists or would result after giving effect to the Permitted Acquisition.

            In the event any new Subsidiary is formed or acquired as a result of or in connection with any acquisition, the Loan Documents shall be amended and/or supplemented as necessary to make the terms and conditions of the Loan Documents applicable to such Subsidiary.

      ss.4. Amendment to Section 10 of the Credit Agreement. Section 10.1 of the Credit Agreement is hereby amended by deleting ss.10.1 in its entirety and restating it as follows:

            10.1. Leverage Ratio. The Borrower will not permit the Leverage Ratio at any time from the Closing Date until the date which is the earlier to occur of (a) the consummation of the IPO and (b) December 31, 1999 to exceed 3.00:1.00 and then after such date the Borrower will not permit the Leverage Ratio (1) at any time when the Borrower's EBITDA (calculated on a Pro Forma Basis) for the immediately preceding twelve month period from the date of determination is less than $10,000,000 to exceed 2.50:1.00; (2) at any time when the Borrower's EBITDA (calculated on a Pro Forma Basis) for the immediately preceding twelve month period from the date of determination is greater than or equal to $10,000,000 but less than $15,000,000 to exceed 2.75:1.00; and (3) at any time when the Borrower's EBITDA (calculated on a Pro Forma Basis) for the immediately preceding twelve month period from the date of determination is equal to or greater than $15,000,000 to exceed 3.00:1.00.

      ss.5. Amendment to Schedule 1 to the Credit Agreement. Schedule 1 to the Credit Agreement is hereby amended by deleting Schedule 1 in its entirety and replacing it with the Schedule 1 attached hereto.

      ss.6. Conditions to Effectiveness. This First Amendment shall not become effective until the Agent receives the following:

            (a) a counterpart of this First Amendment, executed by the Borrower, each Subsidiary and the Banks;

            (b) the replacement Revolving Credit Notes, duly executed and delivered by the Borrower;

            (c) corporate resolutions of the Borrower authorizing the transactions contemplated by this First Amendment; and

            (d) an amendment fee of $220,000 in cash from the Borrower, which amendment fee shall be for the pro rata accounts of the Banks.

      ss.7. Representations and Warranties. The Borrower hereby represents that, on and as of the date hereof, each of the representations and warranties made by it in ss.7 of the Credit Agreement remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower and its Subsidiaries of this First Amendment and the performance by the Borrower and its Subsidiaries of all of its agreements and obligations under the Credit Agreement and the other Loan Documents as amended hereby are within the corporate authority of each of the Borrower and its Subsidiaries and has been duly authorized by all necessary corporate action on the part of the Borrower and its Subsidiaries.

      ss.8. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

      ss.9. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

      ss.10. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      ss.11. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.


                                        APPNET SYSTEMS, INC.

                                        By:  /s/ Ronald B. Alexander
                                            ----------------------------------
                                        Title:


                                        BANKBOSTON, N.A.

                                        By:  /s/ Jay L. Massimo
                                            ----------------------------------
                                               Jay L. Massimo, Director


                                        ANTARES CAPITAL CORPORATION

                                        By:  /s/
                                            ----------------------------------
                                        Title:

                            RATIFICATION OF GUARANTY

      Each of the undersigned guarantors hereby acknowledges and consents to the foregoing First Amendment as of March __, 1999, and agrees that each of the Guaranty dated as of January 8, 1999 and March 4, 1999 from each of the undersigned guarantors remains in full force and effect, and each of the guarantors confirms and ratifies all of its obligations thereunder.


                                        APPNET OF MICHIGAN, INC.

                                        By: /s/ Ronald B. Alexander
                                           -------------------------------------
                                        Title: Sr. VP-CFO


                                        APPNET OF MARYLAND, INC.

                                        By: /s/ Ronald B. Alexander
                                           -------------------------------------
                                        Title: Sr. VP-CFO


                                        SOFTWARE SERVICES CORPORATION

                                        By: /s/ Ronald B. Alexander
                                           -------------------------------------
                                        Title: Sr. VP-CFO


                                        NEW MEDIA PUBLISHING, INC.

                                        By: /s/ Ronald B. Alexander
                                           -------------------------------------
                                        Title: Sr. VP-CFO


                                        RESEARCH & PLANNING, INC.

                                        By: /s/ Ronald B. Alexander
                                           -------------------------------------
                                        Title: Sr. VP-CFO


                                        CENTURY COMPUTING, INCORPORATED

                                        By: /s/ Ronald B. Alexander
                                           -------------------------------------
                                        Title: Sr. VP-CFO


                                        THE KODIAK GROUP, INC.

                                        By: /s/ Ronald B. Alexander
                                           -------------------------------------
                                        Title: Sr. VP-CFO


                                        133 COMMUNICATION CORP.

                                        By: /s/ Ronald B. Alexander
                                           -------------------------------------
                                        Title: Sr. VP-CFO


                                        SIGMA6, INC.

                                        By: /s/ Ronald B. Alexander
                                           -------------------------------------
                                        Title: Sr. VP-CFO

                                   Schedule 1

                               Banks; Commitments

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         Bank              Commitment Amount        Commitment Percentage
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BankBoston, N.A.
100 Federal Street
Boston, MA 02110
LIBOR Lending Office: Same    $13,000,000                     50%
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Antares Capital
Corporation
311 South Wacker Drive
Suite 2725
Chicago, Illinois 60606
LIBOR Lending Office: Same    $13,000,000                     50%
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    Total Commitment          $26,000,000                    100%
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